The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- ALT DOC Balances as of 8/01/04

Total Current Balance:	59,055,835
Total Original Balance:	59,067,447

Number Of Loans:	204

		Minimum	Maximum
Average Current Balance:	$289,489.39	$70,000.00	$915,000.00
Average Original Amount:	$289,546.31	$70,000.00	$915,000.00

Weighted Average Gross Coupon:	3.180%	1.250	5.281%
Weighted Average Gross Margin:	3.173%	2.350	4.000%
Weighted Average Max Int Rate:	10.043%	9.950	10.500%

Weighted Average Original Ltv:	74.30%	13.75	90.00%

Weighted Average Neg Amort Limit:	110	110	110
Weighted Average Period Pay Cap:	7.50	7.50	7.50

Weighted Average Fico Score:	709	621	817

Weighted Average Original Term:	387 months	180	480 months
Weighted Average Remaining Term:	386 months	178	480 months
Weighted Average Seasoning:	1 months	0	2 months

Weighted Average Next Rate Reset:	1 months	1	1 months
Weighted Average Rate Adj Freq:	1 months	1	1 months
Weighted Average Pymt Adj Freq:	12 months	12	12 months

Weighted Average Prepay Term:	28 months	0	36 months
Top State Concentrations ($):	89.55 % California, 6.24 % Arizona, 1.29 % Oregon
Maximum Zip Code Concentration ($):	2.30% 95120 (San Jose, CA)

First Pay Date:		Jul 01, 2004	Sep 01, 2004
Paid To Date:		Jun 01, 2004	Aug 01, 2004
Mature Date:		Jun 01, 2019	Aug 01, 2044

Table

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
70,000 - 100,000	12	1,069,976.10	1.81
100,001 - 150,000	24	2,992,515.39	5.07
150,001 - 200,000	27	4,782,302.02	8.10
200,001 - 250,000	30	6,760,640.87	11.45
250,001 - 300,000	23	6,357,037.48	10.76
300,001 - 350,000	35	11,433,198.95	19.36
350,001 - 400,000	17	6,422,150.00	10.87
400,001 - 450,000	10	4,310,062.21	7.30
450,001 - 500,000	9	4,277,455.37	7.24
500,001 - 550,000	6	3,171,440.00	5.37
550,001 - 600,000	5	2,949,056.58	4.99
600,001 - 650,000	1	644,000.00	1.09
700,001 - 750,000	3	2,215,000.00	3.75
750,001 - 800,000	1	756,000.00	1.28
900,001 - 915,000	1	915,000.00	1.55
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINALTERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	94,183.28	0.16
360	165	45,771,857.85	77.51
480	38	13,189,793.84	22.33
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	1	94,183.28	0.16
351 - 360	165	45,771,857.85	77.51
471 - 480	38	13,189,793.84	22.33
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
CON	142	30,599,308.25	51.81
NC	62	28,456,526.72	48.19
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTYTYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	146	42,026,551.22	71.16
PUD	29	9,723,393.85	16.46
Condominium	29	7,305,889.90	12.37
Total	204	59,055,834.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	159	48,133,871.41	81.51
Investor	38	9,211,910.28	15.60
Second Home	7	1,710,053.28	2.90
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
CashOut Refinance	139	39,440,533.89	66.79
Purchase	36	12,839,854.70	21.74
Rate/Term Refinance	29	6,775,446.38	11.47
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alternative Documentation	204	59,055,834.97	100.00
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
13.75 - 15.00	1	75,649.00	0.13
20.01 - 25.00	1	90,000.00	0.15
25.01 - 30.00	1	112,000.00	0.19
30.01 - 35.00	2	378,727.02	0.64
35.01 - 40.00	1	100,000.00	0.17
40.01 - 45.00	6	773,500.00	1.31
45.01 - 50.00	4	932,200.00	1.58
50.01 - 55.00	3	771,250.00	1.31
55.01 - 60.00	9	2,489,200.00	4.21
60.01 - 65.00	14	4,324,260.45	7.32
65.01 - 70.00	17	4,658,945.27	7.89
70.01 - 75.00	29	8,854,761.20	14.99
75.01 - 80.00	102	31,080,013.85	52.63
80.01 - 85.00	3	1,022,632.49	1.73
85.01 - 90.00	11	3,392,695.69	5.74
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	21	3,683,077.10	6.24
California	174	52,882,132.87	89.55
Colorado	1	408,000.00	0.69
Indiana	1	177,500.00	0.30
Oregon	3	759,375.00	1.29
Virginia	2	629,000.00	1.07
Washington	2	516,750.00	0.88
Total	204	59,055,834.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	64	20,070,447.00	33.99
1.501 - 2.000	15	3,558,175.00	6.03
2.001 - 2.500	5	1,633,000.00	2.77
3.501 - 4.000	6	1,853,170.00	3.14
4.001 - 4.500	47	14,024,350.28	23.75
4.501 - 5.000	64	16,935,442.69	28.68
5.001 - 5.281	3	981,250.00	1.66
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	132	37,453,930.85	63.42
10.001 - 10.500	72	21,601,904.12	36.58
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.350 - 2.500	3	454,450.00	0.77
2.501 - 3.000	58	20,114,109.08	34.06
3.001 - 3.500	100	27,044,040.27	45.79
3.501 - 4.000	43	11,443,235.62	19.38
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.350 - 2.500	3	454,450.00	0.77
2.501 - 3.000	58	20,114,109.08	34.06
3.001 - 3.500	100	27,044,040.27	45.79
3.501 - 4.000	43	11,443,235.62	19.38
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	204	59,055,834.97	100.00
Total	204	59,055,834.97	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 640	18	5,118,968.22	8.67
641 - 660	36	9,160,370.70	15.51
661 - 680	30	8,117,362.13	13.75
681 - 700	22	6,315,077.58	10.69
701 - 720	19	6,192,923.41	10.49
721 - 740	12	3,818,160.60	6.47
741 - 760	21	6,869,990.00	11.63
761 - 780	23	6,948,578.60	11.77
781 - 800	17	4,695,553.73	7.95
801 - 817	6	1,818,850.00	3.08
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	204	59,055,834.97	100.00
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	204	59,055,834.97	100.00
Total	204	59,055,834.97	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	15	4,056,238.82	6.87
12	56	18,344,967.92	31.06
36	133	36,654,628.23	62.07
Total	204	59,055,834.97	100.00